UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2018

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

10102 USA Today Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on November 27, 2018, Generex Biotechnology Corporation (the “Company”) and Olaregen Therapeutix Inc. (“Olaregen”) entered into a binding letter of intent (“LOI”) contemplating the Company’s acquisition of 51% of the outstanding capital stock of Olaregen for a total consideration of twelve million dollars ($12,000,000). As of January 7, 2019, the Company completed a definitive Stock Purchase Agreement (“Purchase Agreement”) and related documents effecting the transactions contemplated by the LOI.

Consideration for Proposed Acquisition

The Company will purchase 3,282,632 newly issued shares of the Olaregen common stock representing 51% percent of the issued and outstanding capital stock of Olaregen (“Olaregen Shares”).

In addition to $400,000 paid to Olaregen upon signing of the LOI, the purchase price for the Olaregen Shares will consist of the following cash payments:

  $800,000 on or before January 15, 2019.
  $800,000 on or before January 31, 2019.
  $3,000,000 on or before February 28, 2019.
  $1,000,000. On or before May 31, 2019.
  $6,000,000.00 on or before September 30, 2019.

Generex issued its Promissory Note in the amount of $11,600,000 (the “Note’) representing its obligation to pay the above amounts. The Note is secured by a pledge of the Oleregen Shares pursuant to a Pledge and Security Agreement. In the event that Generex fails to pay the installment due on September 30, 2019, Generex will forfeit the shares allocated to that installment (1,600,000 Olargeren Shares) and Olaregen will be entitled to “claw back” fifty percent (50%) of any and all shares paid for by the prior payments.

In the event Generex does not make any other payments, its share ownership of Olaregen will be proportionately reduced.

Generex has a limited anti-dilution right under the Purchase Agreement, to ensure that Generex will retain 51% ownership in Olaregen for a period of time.

Financial Statement Condition

  Olaregen is required to deliver, within sixty (60) calendar days of the Closing Date, its audited financial statements required by SEC regulations. In the event that the financial statements are not timely delivered, Generex will have the option to rescind the transaction, in which event all payments made prior to such rescission will be repaid by Olaregen to Generex. In addition, if Generex rescinds the truncation on this basis, Generex will receive an undivided twenty percent (20%) interest in Olaregen’s intellectual property.

Investor Rights Agreement

Pursuant to an Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”) among Olaregen, Generex, and shareholders of Olaregen holding a majority of the shares not owned by Generex:

•         The Olaregen Board of Directors will consist of

•	The President & Chief Executive Officer of Olaregen, which is currently Anthony Dolisi
•	One appointee who shall be chosen by the directors other than the directors designated by Generex.
•	The President & Chief Executive Officer of Generex, who is currently Joseph Moscato, for so long as Generex is the registered and beneficial owner of not less than Fifty-One Percent (51%) of the issued and outstanding equity securities in the capital of Olaregen
•	One appointee of Generex, for so long as Generex is the is the registered and beneficial owner of not less than Twenty Percent (20%) of the Olaregan Stock.
•	One appointee of the Olaregen Series A Preferred Stockholders
•	two (2) independent directors agreed upon by the Company and Generex

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•       Until February 28, 2021, Olargeren has the option to redeem its Series A Preferred Stock. If Olaregen does not exercise the option, the Series A Holders may require Olaregen to redeem the Series A Preferred Stock for the aggregate price of $1,422,438.

•       Generex and the holder of the Series A Preferred Stock have a preemptive right to purchase new shares and other securities offered by Olaregen, with exceptions related to non-capital raising circumstances.

•       If Generex, the holders of a majority of the Series A Preferred and the Olaregen Board agree on a sale of the Company, the remaining shareholders are required to participate.

•       Upon the earlier of (i) the second anniversary of the Closing Date, and (ii) the date upon which audited financial statements disclose Olaregan EBITDA of not less than Ten Million Dollars ($10,000,000.00) for the 12-month period ending on the date of such financial statements, Olaregan has the right to file a registration statement for an initial public offering of its common stock and list its common shares of stock on a national stock exchange in the United States (an “Exchange Listing”). Should that occur, Oleregen has the option to acquire the Olaregen Shares of common stock purchased by Generex pursuant to the Purchase Agreement at a price to be calculated with reference to the trading price following such IPO.

The foregoing descriptions of the Purchase Agreement, Note, Investor Rights Agreement and Pledge and Security Agreement are not complete and are qualified in its entirety by reference to the documents is filed as Exhibits 10.1-10.4 to this report and incorporated herein by reference.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of a Business Acquired.

In accordance with Item 9.01(a), the Consolidated Financial Statements of Olaregen Therapeutix, Inc. required by Item 8-04 of regulation S-X will be filed by amendment to this Current Report within 71 days after the date of this Current Report.

(c) Pro forma financial information.

Pro Forma financial information required by Item 9.01(c) will be filed by amendment to this Current Report within 71 days after the date of Generex’s this Current Report .

(d) Exhibits.

The list of exhibits called included in this Current Report is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: January 11, 2019	/s/ Joseph Moscato
Joseph Moscato
President and CEO

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Exhibit Index

Exhibit No.	Description
10.1	Stock Purchase Agreement between Olaregen Therapeutix, Inc. and Generex Biotechnology Corporation as of January 7, 2019.
10.2	Promissory Note issued by Generex Biotechnology Corporation to Olaregen.
10.3	Pledge and Security Agreement between Generex Biotechnology Corporation and Olaregen
10.4	Amended and Restated Investor Rights Agreement of Olaregen.

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